UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 27, 1996


                      Commission file number 0-16734


                          C.E.C. INDUSTRIES CORP.
            (Exact name of registrant as specified in charter)

          Nevada                                       87-0217252
     (State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification Number)

     23 Cactus Garden Drive, F-60
     Green Valley (Henderson), Nevada                  89014
     (Address of Principal Executive Office)           (Zip Code)
                              (702) 893-4747
           (Registrant's Telephone Number, Including Area Code)

                                Copies To:
                               Gerald Levine
                                 President
                       23 Cactus Garden Drive, F-23
                          Henderson, Nevada 89014
                              (702)893-4747

 C.E.C. Industries Corp. Page 2

Item No 1 Changes in Control of Registrant.

No events to report.

Item No. 2.    Acquisition or Disposition of Assets.

On June 27, 1996 the Company entered into an Exchange Agreement with One World Cards, Inc. & Bruce Perlowin its President for 278 - $10,000.00 pre-paid long distance calling cards at a rate of approximately $0.45 per minute or better and an expiration date of five (5) years from the date of closing in exchange for 18 original art works by Sky M. Jones with appraisal books and appraisals totaling $2,779,700.00 owned by the Companies wholly owned subsidiary Mid-Nevada Art.

Also on June 27, 1996 the Company entered into an Exchange Agreement with One World Cards, Inc. & Bruce Perlowin its President for 3 - $100,000.00 at a rate of approximately $0.45 per minute or better with no expiration date and 45 - $10,000.00 pre-paid long distance calling cards at a rate of approximately $0.45 per minute or better with an expiration date of five (5) years from the date of closing in exchange for 12 original art works by Sky
M. Jones with appraisal books and appraisals totaling $750,000.00 owned by the Companies wholly owned subsidiary Mid-Nevada Art.

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

No events to report.

Item No. 6.    Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

     Exhibit - Exchange Agreement between One World Cards, Inc., Bruce
               Perlowin and Mid- Nevada Art

     Exhibit - Exchange Agreement between One World Cards, Inc., Bruce
               Perlowin and Mid- Nevada Art

C.E.C. Industries Corp. Page Three



                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By: /s/Gerald Levine                           Dated:   June 27, 1996
       Gerald Levine, President

                            EXCHANGE AGREEMENT



BUYERS:        One World Cards, Inc. & Bruce Perlowin whose address is 17321
Grisham St. Northridge, CA. 91325.

SELLERS:       Mid-Nevada Art, Inc., whose address is 23 Cactus Garden Dr.,
Henderson, NV 89014.

EXCHANGE:      Mid-Nevada Art, Inc. will exchange 18 original art works by
Sky M. Jones with appraisal books representing the various pieces and appraisals that represent value totaling $2,779,700 for:

               278 One World Cards pre-paid Long Distance Phone Cards at a rate of $0.45 per minute or better in denominations of $10,000 each which shall be valid for five (5) years from the date of closing.

REPRESENTATIONS OF MID-NEVADA ART, INC.:     Mid-Nevada Art, Inc. will
provide the art work as agreed and the accompanying documents (appraisal books) for the art work by Sky M. Jones. Mid-Nevada Art, Inc. makes no representations regarding the art work.

REPRESENTATIONS OF ONE WORLD CARDS, INC. & BRUCE PERLOWIN:
"We" have satisfied ourselves fully with the nature and value of this transaction and it's complete details and implications. "We" have received adequate consideration and are "Fully Paid" and the phone cards received by Mid-Nevada Art, Inc. have no conditions upon any other reciprocal performance by Mid-Nevada Art.

               If One World Cards and/or Bruce Perlowin does not honor their obligations for these 278 - $10,000 pre-paid long distance calling cards as represented in this agreement, One World Cards or Bruce Perlowin will provide an alternate Long Distance provider for the service on the 278 calling cards within thirty (30) days of notification by you or return of the prorated amount of art work for the unused portion of time still due under this Exchange Agreement.

CLOSING:       The closing is to take place on June 27, 1996, at the offices of Mid-Nevada Art, Inc.

AGREED UPON ON JUNE 27, 1996 BY:


MID-NEVADA ART, INC.               ONE WORLD CARDS, INC.



/s/Gerald Levine                   /s/Bruce Perlowin
Gerald Levine, President           Bruce Perlowin, President

                          EXCHANGE AGREEMENT

  BUYERS:      One World Cards, Inc. & Bruce Perlowin whose address is 17321
Grisham St. Northridge, CA. 91325.

  SELLERS:          Mid-Nevada Art, Inc., whose address is 23 Cactus Garden
Dr., Henderson, NV 89014.

  EXCHANGE:         Mid-Nevada Art, Inc. will exchange 12 original art works
by Sky M. Jones with appraisal books representing the various pieces and appraisals that represent value totaling $750,000 for:

               3 One World Cards pre-paid Long Distance Phone Cards at a rate of $0.45 per minute or better in denominations of $100,000 with no expiration date and 45 One World Cards Pre-paid Long Distance Phone Cards at a rate of $0.45 per minute or better in denominations of $10,000 each which shall be valid for five (5) years from the date of closing.

  REPRESENTATIONS OF MID-NEVADA ART, INC.:   Mid-Nevada Art, Inc. will
provide the art work as agreed and the accompanying documents (appraisal books) for the art work by Sky M. Jones. Mid-Nevada Art, Inc. makes no representations regarding the art work.

  REPRESENTATIONS OF ONE WORLD CARDS, INC. & BRUCE PERLOWIN:
      "We" have satisfied ourselves fully with the nature and value of this transaction and it's complete details and implications. "We" have received adequate consideration and are "Fully Paid" and the phone cards received by Mid-Nevada Art, Inc. have no conditions upon any other reciprocal performance by Mid-Nevada Art.

               If One World Cards and/or Bruce Perlowin does not honor their obligations for these pre-paid long distance calling cards as represented in this agreement, One World Cards or Bruce Perlowin will provide an alternate Lone Distance provider for the service on these pre-paid calling cards within thirty (30) days of notification by you or return of the prorated amount of art work for the unused portion of time still due under this Exchange Agreement.

  CLOSING:          The closing is to take place on June 27, 1996, at the
offices of Mid-Nevada Art, Inc.

  AGREED UPON ON JUNE 27, 1996 BY:

  MID-NEVADA ART, INC.             ONE WORLD CARDS, INC.



/s/Gerald Levine                   /s/Bruce Perlowin
Gerald Levine, President           Bruce Perlowin, President